EXECUTION COPY


         FOURTH AMENDMENT (this "AMENDMENT") dated as of March 21, 2003 to the Second Amended and Restated Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, amended and restated as of July 19, 2000 and as further amended and restated as of March 22, 2002 and amended by the First Amendment dated as of September 3, 2002, the Second Amendment dated as of September 6, 2002 and the Third Amendment dated as of October 24, 2002 (the "CREDIT AGREEMENT") among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), THE TORONTO-DOMINION BANK, HOUSTON AGENCY and TORONTO DOMINION (TEXAS), INC., as letter of credit issuing banks (the "ISSUING LENDERS"), TORONTO DOMINION (TEXAS), INC., as administrative agent (the "GENERAL ADMINISTRATIVE AGENT") and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as collateral agent and underwriter (the "COLLATERAL AGENT").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

         WHEREAS, the Borrower has requested that the General Administrative Agent and the Lenders agree to extend the expiration date of the Lenders' commitments upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the General Administrative Agent and the Lenders have agreed to the extension only upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

         2. AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the term "Termination Date" and replacing it with the following:

            "TERMINATION DATE": the earliest to occur of (a) July 31, 2003, (b) the effective date of a Plan of Reorganization, and (c) the earlier termination of the Revolving Credit Commitments in accordance with the terms hereof."

         3. REDUCTION OF REVOLVING CREDIT COMMITMENT. (a) On the Effective Date (as defined below), each Lender's Tranche A Revolving Credit Commitment shall be reduced on a PRO RATA basis such that the aggregate Tranche A Revolving Credit Commitments of all Lenders is equal to $50,000,000.

         (b) On the Effective Date (as defined below), each Lender's Tranche B Revolving Credit Commitment shall be reduced on a PRO RATA basis such that the aggregate Tranche B Revolving Credit Commitments of all Lenders is equal to $100,000,000.

         (c) Schedule 1.1A of the Credit Agreement is hereby deleted in its entirety and replaced with the attached Exhibit A.

         4. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, the Borrower hereby represents and warrants that (i) all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and
(ii) no Default or Event of Default has occurred and is continuing.

         5. EFFECTIVENESS. This Amendment shall become effective on the date ("EFFECTIVE DATE") upon which (i) the General Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each Lender and
(ii) each Lender shall have received, in consideration for the execution of this Amendment, a fee equal to 2.50% of such Lender's Revolving Credit Commitments (as reduced pursuant to Section 3).

         6. CONTINUING EFFECTS. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

         7. FEES AND EXPENSES. The Borrower agrees to pay and reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the reasonable fees and expenses of counsel.

         8. COUNTERPARTS. This Amendment may be executed on any number of separate counterparts (including facsimile counterparts) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         9. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

         10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                      [BALANCE OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                               SAFETY-KLEEN SERVICES, INC.


                               By:      /s/ Larry W. Singleton
                                    -------------------------------------
                                    Name:  Larry W. Singleton
                                    Title:  EVP & CFO

                               TORONTO DOMINION (TEXAS), INC.,
                                 as General Administrative Agent, Issuing
                                 Lender, Underwriter and Lender


                               By:      /s/ Warren Finlay
                                    -------------------------------------
                                    Name:    Warren Finlay
                                    Title:   President



                               THE TORONTO-DOMINION BANK,
                               HOUSTON AGENCY, as an Issuing Lender


                               By:      /s/ Warren Finlay
                                    -------------------------------------
                                    Name:    Warren Finlay
                                    Title:   Director Credit

                               THE CIT GROUP/BUSINESS CREDIT, INC.,
                               as Collateral Agent, Underwriter and Lender


                               By:      /s/ Mark J. Long
                                    -------------------------------------
                                    Name:    Mark J. Long
                                    Title:   Vice President

                               BANK ONE, NA, as a Lender


                                 By:    /s/ Richard Babcock
                                    -------------------------------------
                                    Name:    Richard Babcock
                                    Title:   First Vice President

                               BEAR STEARNS & CO. INC., as a Lender


                               By:      /s/ John E. McDermott
                                    -------------------------------------
                                    Name:    John E. McDermott
                                    Title:   Senior Managing Director

                               CONTINENTAL CASUALTY COMPANY, as a Lender


                               By:      /s/ Marilou R. McGirr
                                    -------------------------------------
                                    Name:    Marilou R. McGirr
                                    Title:   Vice President

                               GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                               as a Lender


                               By:      /s/ Mark DeNatale
                                    -------------------------------------
                                    Name:    Mark DeNatale
                                    Title:   Authorized Signatory

                        GSC RECOVERY II, L.P., as a Lender

                        By:  GSC Recovery II GP, L.P., its general partner

                             By: GSC RII, LLC, its general partner

                                  By:  GSCP (NJ) Holdings, L.P., its sole member

                                       By:  GSCP (NJ), Inc., its general partner



                               By:      /s/ Robert A. Hamwee
                                    -------------------------------------
                                    Name:    Robert A. Hamwee
                                    Title:   Managing Director

                        GSC RECOVERY IIA, L.P., as a Lender

                        By:  GSC Recovery IIA GP, L.P., its general partner

                             By: GSC RIIA, LLC, its general partner

                                 By:  GSCP (NJ) Holdings, L.P., its sole member

                                      By:  GSCP (NJ), Inc., its general partner



                                 By:    /s/ Robert A. Hamwee
                                      -------------------------------------
                                      Name:  Robert A. Hamwee
                                      Title: Managing Director

                               GSCP RECOVERY, INC., as a Lender


                               By:      /s/ Robert A. Hamwee
                                    -------------------------------------
                                    Name:    Robert A. Hamwee
                                    Title:   Managing Director

                               HALCYON FUND, L.P., as a Lender

                               By:  Halcyon/Alan B. Slifka Management, LLC,
                                    its managing general partner


                               By:      /s/ James W. Sykes
                                    -------------------------------------
                                    Name:    James W. Sykes
                                    Title:   Managing Principal

                               HCM/Z SPECIAL OPPORTUNITIES LLC, as a Lender


                               By:      /s/ Daniel Zwim
                                    -------------------------------------
                                    Name:    Daniel Zwim
                                    Title:   Managing Member

                               J.P. MORGAN SECURITIES INC.,
                               as agent for JPMORGAN CHASE BANK, as a Lender


                               By:      /s/ Eric Rosen
                                    -------------------------------------
                                    Name:    Eric Rosen
                                    Title:   Authorized Signatory

                               OAK HILL SECURITIES FUND, L.P.


                               By:      /s/ Scott D. Krase
                                    -------------------------------------
                                    Name:    Scott D. Krase
                                    Title:   Authorized Signatory

                               OZ MASTER FUND, LTD.,
                               as a Lender


                                By:     /s/ Daniel S. Och
                                    -------------------------------------
                                    Name:    Daniels S. Och
                                    Title:   Senior Managing Member

                               OZF CREDIT OPPORTUNITIES MASTER FUND, LTD., as a Lender


                               By:      /s/ Daniel S. Och
                                    -------------------------------------
                                    Name:    Daniel S. Och
                                    Title:   Senior Managing Member

                               OZF CREDIT OPPORTUNITIES MASTER FUND II, LTD., as a Lender


                               By:      /s/ Daniel S. Och
                                    -------------------------------------
                                    Name:    Daniel S. Och
                                    Title:   Senior Managing Member

                           RESERVOIR CAPITAL PARTNERS, L.P.,
                           as a Lender

                           By:  Reservoir Capital Group, L.L.C., general partner


                           By:     /s/ Craig Huff
                                -------------------------------------
                                Name:   Craig Huff
                                Title:  Managing Member

                           RESERVOIR CAPITAL MASTER FUND, L.P.,
                           as a Lender

                           By:  Reservoir Capital Group, L.L.C., general partner


                           By:     /s/ Craig Huff
                                -------------------------------------
                                Name:   Craig Huff
                                Title:  Managing Member

                               SPCP GROUP, as a Lender


                               By:      /s/ Unintelligible Signature
                                    -------------------------------------
                                    Name:    Jeffrey A. (?)
                                    Title:   CFO

                               URBAN CAPITAL LLC, as a Lender


                               By:      /s/  John Urban
                                    -------------------------------------
                                    Name:    John Urban
                                    Title:   President



                                                                                                                         EXHIBIT A

                                                                                                             SCHEDULE 1.1 A TO THE
                                                                                                              AMENDED AND RESTATED
                                                                                                                  CREDIT AGREEMENT


                                                      COMMITMENTS OF LENDERS




                                                        Tranche A          Tranche B               Total
                                                     Revolving Credit   RevolvingCredit       Revolving Credit
                                                       Commitment         Commitment           Commitments
                                                       ----------         ----------           -----------
     Financial Institution

Toronto Dominion (Texas), Inc.                        $20,000,000          $8,000,000          $28,000,000
Bank One, NA                                            3,333,334                 --             3,333,334
Bear, Stearns & Co. Inc.                                      --           26,000,000           26,000,000
The CIT Group/Business Credit, Inc.                    20,000,000                 --            20,000,000
Continental Casualty Company                                                6,000,000            6,000,000
Goldman Sachs Credit Partners, L.P.                           --           12,412,800           12,412,800
GSC Recovery II, L.P.                                   3,333,333           2,776,515            6,109,849
GSC Recovery IIA, L.P.                                        --            1,605,535            1,605,535
GSCP Recovery, Inc.                                     3,333,333           1,617,950            4,951,284
Halcyon Fund, L.P.                                            --            3,587,200            3,587,200
HCM/Z Special Opportunities LLC                               --           10,400,000           10,400,000
JPMorgan Chase Bank                                           --            4,000,000            4,000,000
Oak Hill Securities Fund, L.P.                                --            4,000,000            4,000,000
OZ Master Fund, Ltd.                                          --            4,372,800            4,372,800
OZF Credit Opportunities Master Fund, Ltd.                    --            1,168,800            1,168,800
OZF Credit Opportunities Master Fund II, Ltd.                 --            1,658,400            1,658,400
Reservoir Capital Master Fund, L.P.                           --              800,000              800,000
Reservoir Capital Partners, L.P.                              --            1,200,000            1,200,000
SPCP Group                                                    --            6,400,000            6,400,000
Urban Capital LLC                                             --            4,000,000            4,000,000

                        TOTAL                         $50,000,000        $100,000,000         $150,000,000
                                                      ===========        ============         ============
